UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2012

DOMTAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33164	20-5901152
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 de Maisonneuve Blvd.

West Montreal, Quebec

Canada H3A 1L6

(Address and zip code of principal executive offices)

(Registrant’s telephone number, including area code): (514) 848-5555

N/A

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 23, 2012, Domtar Corporation (the “Company”) issued a joint press release with Appleton Papers Inc. announcing the signing of a tentative supply agreement.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Joint press release issued on February 23, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION

By:	/s/ Razvan L. Theodoru
Name:	Razvan L. Theodoru
Title:	Vice-President, Corporate Law and Secretary

Date:	February 23, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint press release issued on February 23, 2012.